UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K


                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report: November 8, 2004

                         _______________

                       EOG RESOURCES, INC.
     (Exact name of registrant as specified in its charter)


         Delaware              1-9743           47-0684736
      (State or other        (Commission     (I.R.S. Employer
       jurisdiction             File       Identification No.)
    of incorporation or        Number)
       organization)


         333 Clay
        Suite 4200                                77002
      Houston, Texas                            (Zip code)
   (Address of principal
    executive offices)


                          713/651-7000
      (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the
     Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the
     Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b)
     under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.04 Temporary Suspension of Trading Under Registrant's
Employee Benefit Plans.

On November 9, 2004, EOG Resources, Inc. ("EOG") received notice of a prospective blackout period with respect to the EOG Resources, Inc. Savings Plan ("Savings Plan") and the EOG Resources, Inc. Money Purchase Pension Plan ("Pension Plan" and with the Savings Plan, collectively, the "Plans"), as required by
Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974, as amended. On November 9, 2004, EOG sent a notice to its board of directors and executive officers pursuant to
Section 306 of the Sarbanes-Oxley Act and Rule 104(b)(2) of Regulation BTR with respect to the blackout period that will begin on December 27, 2004 and continue until the week of January 10, 2005. During the blackout period and for a period of two years after the ending date of the blackout period, a security holder or other interested person may obtain, without charge, the actual ending date of the blackout period by contacting Julie Clay at EOG Resources, Inc., 333 Clay Street, Suite 4200, Houston, Texas 77002, by phone at (713) 651-6960 or via e-mail at julie_clay@eogresources.com. The notice delivered to EOG directors and executive officers is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

       (c) Exhibits

           99.1 Notice of Blackout Period to Directors and
                 Executive Officers of EOG Resources, Inc.


                            SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 EOG RESOURCES, INC.
                                 (Registrant)



Date: November 9, 2004        By: /s/TIMOTHY K. DRIGGERS
                                     Timothy K. Driggers
                                  Vice President and Chief
                                     Accounting Officer
                              (Principal Accounting Officer)


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
                          EXHIBIT INDEX


Exhibit No.                  Description

99.1             Notice of Blackout Period to Directors and Executive
                  Officers of EOG Resources, Inc.



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